FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

AND TRANSACTION DOCUMENTS

THIS FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT AND TRANSACTION DOCUMENTS (this “Amendment”), dated as of October 4, 2018, is entered into by and between Reeds, Inc., a Delaware corporation (the “Company”) and Raptor/Harbor Reeds SPV LLC, a Delaware limited liability company (the “Purchaser”).

WHEREAS, the Purchaser and the Company are parties to (i) that certain Securities Purchase Agreement dated as of April 21, 2017 (the “Existing Purchase Agreement” and as the Existing Purchase Agreement is amended and modified by this Amendment, the “Amended Purchase Agreement”) and (ii) that certain Second Lien Security Agreement dated as of April 21, 2017 (the “Existing Security Agreement” and as the Existing Security Agreement is amended and modified by this Amendment, the “Amended Security Agreement” and together with the Amended Purchase Agreement, the “Amended Transaction Documents”);

WHEREAS, the Purchaser is entering a Financing Agreement (the “Financing Agreement”) with Rosenthal and Rosenthal, Inc., a New York corporation (the “New Lender”) pursuant to which the New Lender will make certain loans and other financial accommodations available to the Company for the purpose of, among other things, refinancing the indebtedness owing by the Company to PMC;

WHEREAS, as a condition to the New Lender’s agreement to make available the loans and other financial accommodations under the Financing Agreement, the New Lender is requiring that the Purchaser (i) cause a letter of credit to be issued for the benefit of the New Lender in the face amount of $1,500,000 (the “LOC”) and (ii) enter into a Subordination Agreement dated as of the date hereof between the New Lender and Purchaser (the “Subordination Agreement”) pursuant to which the Purchaser is granting the New Lender a put right on the Permitted Overadvance (as defined in the Financing Agreement) subject to the terms and conditions set forth therein (the “Overadvance Put”);

WHEREAS, the Purchaser and the Company have agreed that, to the extent the New Lender makes a draw on the LOC (an “LOC Draw”) or, without duplication, the Purchaser makes any payments in respect of the Overdavance Put (an “Overadvance Put Payment” and together with any LOC Draw, a “Credit Support Advance”) the amount of each such Credit Support Advance shall be added to the principal amount evidenced by the Note;

WHEREAS, the Purchaser and the Company have agreed to amend the Existing Purchase Agreement and other Transaction Documents in certain respects to reflect the foregoing on the terms, conditions, and provisions contained in this Waiver and Amendment.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1

INCORPORATION OF RECITALS; DEFINED TERMS

The Company acknowledge that the Whereas clauses set forth above are true and correct. The defined terms in the Whereas clauses set forth above are hereby incorporated into this Amendment by reference. All other capitalized terms used herein without definition shall have the same meanings herein ascribed to such terms have in the Existing Purchase Agreement.

SECTION 2

AMENDMENT TO EXISTING PURCHASE AGREEMENT

2.1 Amendment to Definitions.

(a) Additional Definitions. Section 1.1 of the Existing Purchase Agreement is hereby amended by adding the following definitions in proper alphabetical order:

“Credit Support Advance” means, without duplication, any amounts drawn on the LOC and/or all payments made in respect of the Overadvance Put.

“First Amendment Date” means September 28, 2018, the date on which the Company and the Purchaser entered into that certain First Amendment to Securities Purchase Agreement and other Transaction Documents.

“LOC” means a letter of credit issued in favor of the Senior Lender in the face amount of $1,500,000 as security for the Permitted Overadvance (as defined in the Intercreditor Agreement), as the same may be amended, extended, supplemented or otherwise modified from time to time.

“Overadvance Put” has the meaning ascribed to such term in the Intercreditor Agreement.

“Senior Lender” shall mean Rosenthal and Rosenthal, Inc., a New York corporation.

(b) Amended Definitions. The following definitions set forth in Section 1.1 of the Existing Purchase Agreement are hereby amended and restated in their entirety as follows:

“Intercreditor Agreement” means the Subordination Agreement among the Purchaser and Senior Lender to be dated as of the First Amendment Date, as amended, restated, supplemented or otherwise modified from time to time.

“Note” means the Amended and Restated Subordinated Convertible Non-Redeemable Secured Promissory Note in the Form attached hereto as Exhibit A.

(c) Deleted Definitions. The following definitions set forth in Section 1.1 of the Existing Purchase Agreement is hereby deleted in its entirety.

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“PMC”;

“PMC Consent”.

2.2 Addition of Credit Support Advances. Section 2.1 of the Existing Purchase Agreement is hereby amended by deleting the Section in its entirety and substituting the following therefor:

“2.1 Initial Closing; Subsequent Credit Support Advances. On April 21, 2017 (the “Closing Date”) the Company sold and the Purchaser purchased, in exchange for the Subscription Amount, the Prior Note (as defined in the Note) and Warrants. The Company acknowledges receipt of the purchase price for such Prior Note and Warrants equal to the Purchaser’s Subscription Amount on the Closing Date, and the Company has delivered to Purchaser an originally executed Prior Note and the Warrants, as determined pursuant to Section 2.2(a). The the Company and Purchaser have also delivered the other items set forth in Section 2.2 deliverable at the Closing. On the First Amendment Date, the Company has issued the Note (which shall not be deemed a novation of the Prior Note) to evidence any Credit Support Advances which may occur on or after the First Amendment Date. The Company agrees that any Credit Support Advance shall be treated as “Principal” under the Note as and when such Credit Support Advance occurs and all such Credit Support Advances shall be an obligation of the Company payable to the Purchaser under the terms of the Note which shall be secured by the Lien granted under the Security Agreement.”

2.3 Replacement Exhibit. Exhibit A to the Existing Purchase Agreement is hereby amended by deleting the Exhibit in its entirety and substituting the replacement Exhibit A attached to this Amendment as Attachment I therefor.

SECTION 3

AMENDMENT TO EXISTING SECURITY AGREEMENT

3.1 Amendment to Definitions. The following definition set forth in Section 1(c) of the Existing Security Agreement is hereby amended and restated in its entirety as follows:

“Second Priority” means, with respect to any lien and security interest purported to be created in any Collateral pursuant to this Agreement, such lien and security interest is the most senior lien to which such Collateral is subject (subject to the subordination of Secured Party’s lien and security interest only to Senior Lender’s lien and security interest under the Financing Agreement as provided in the Subordination Agreement (“Senior Lender’s First Priority”)).

3.2 Replacement of Senior Lender. All references to the terms “PMC” and “PMC’s First Priority” are hereby replaced with the terms “Senior Lender” and “Senior Lender’s First Priority”, respectively.

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SECTION 4

REPRESENTATIONS AND WARRANTIES

4.1 Due Authorization, etc. The execution and delivery of this Amendment and each of the documents required to be delivered under Section 4.1 to which the Company is a party, and the performance of the Company’s obligations under the Amended Transaction Documents and the other Transaction Documents are duly authorized by all necessary corporate action, do not require any filing or registration with or approval or consent of any governmental agency or authority, do not and will not conflict with, result in any violation of or constitute any default under any provision of the articles of incorporation or by-laws of the Company or any material agreement or other document binding upon or applicable to the Company (or any of its respective properties) or any material law or governmental regulation or court decree or order applicable to the Company, and will not result in or require the creation or imposition of any Lien in any of the Company’s properties pursuant to the provisions of any agreement binding upon or applicable to the Company.

4.2 Validity. This Amendment has been duly executed and delivered by the Company and, together with the Amended Transaction Documents and the other Transaction Documents, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms subject, as to enforcement only, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of the rights of creditors generally.

4.3 Existing Representations and Warranties. The Company hereby represents and warrants to the Purchaser that, as of the date of this Amendment, the representations and warranties contained in the Amended Transaction Documents and the other Transaction Documents are true and correct on the date of this Amendment, except to the extent that such representations and warranties solely relate to an earlier date.

4.4 Absence of Defaults. The Company hereby represents and warrants to the Purchaser that, as of the date of this Amendment no Event of Default (as defined in the Note) has occurred and is continuing.

SECTION 5

CONDITIONS PRECEDENT

This Amendment shall become effective upon satisfaction of all of the following conditions precedent:

5.1 Receipt of Documents: The Purchaser shall have received all of the following, each in form and substance satisfactory to Purchaser:

(a) Amendment. A counterpart original of this Amendment duly executed by the parties hereto.

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(b) Financing Agreement. An executed copy of the Financing Agreement and evidence that the loans made available thereunder have been advanced by the New Lender to the Company.

(c) Warrant Amendment. An executed copy of an Amendment to Warrant Agreement executed by all parties thereto.

(d) Other. Such other documents as the Purchaser may reasonably request.

5.2 Other Conditions. No Event of Default shall have occurred and be continuing.

SECTION 6

MISCELLANEOUS

6.1 Documents Remain in Effect. The Existing Purchase Agreement, the Existing Security Agreement and the other Transaction Documents, as any of the foregoing have been amended hereby, and the other documents executed pursuant to such documents remain in full force and effect and the Company hereby ratifies, adopts and confirms its representations, warranties, agreements and covenants contained in, and obligations and liabilities thereunder.

6.2 Headings. Headings used in this Amendment are for convenience of reference only, and shall not affect the construction of this Amendment.

6.3 Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

6.4 Expenses. The Company agrees to pay on demand all costs and expenses of the Purchaser (including reasonable fees, charges and disbursements of the Purchaser’s attorneys) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 6.4 shall survive any termination of this Amendment or the Amended Transaction Documents.

6.5 Release.

(a) The Company further acknowledges and agrees that as of the date hereof, it has no claim, defense or set-off right against the Purchaser of any nature whatsoever, whether sounding in tort, contract or otherwise, and has no claim, defense or set-off of any nature whatsoever to the enforcement of the full amount obligations of the Company under the Amended Transaction Documents and the other Transaction Documents.

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(b) Notwithstanding the foregoing, to the extent that any claim, cause of action, defense or set-off against the Purchaser or its enforcement of the Amended Transaction Documents or any other Transaction Document, of any nature whatsoever, known or unknown, fixed or contingent, does nonetheless exist or may exist on the date hereof, in consideration of the Purchaser’s entering into this Amendment, the Company hereby irrevocably and unconditionally waives and releases fully each and every such claim, cause of action, defense and set-off which exists or may exist on the date hereof.

(c) All obligations provided in this Section 6.5 shall survive any termination of this Amendment or the Amended Transaction Documents or the other Transaction Documents.

6.6 Governing Law; Certain Other Matters.

(a) This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable laws, but if any provision of this Amendment shall be prohibited by or invalid under such laws, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(b) This Amendment and all other agreements and documents executed in connection herewith have been prepared through the joint efforts of all of the parties. Neither the provisions of this Amendment or any such other agreements and documents nor any alleged ambiguity shall be interpreted or resolved against any party on the ground that such party’s counsel drafted this Amendment or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Amendment and all other agreements and documents executed in connection herewith and therewith and that such party knows the contents thereof and signs the same freely and voluntarily. The parties hereby acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Amendment and all other agreements and documents executed in connection therewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.

6.7 Successors. This Amendment shall be binding upon the Company, the Purchaser and their respective successors and assigns, and shall inure to the benefit of the Company, the Purchaser and the successors and assigns of the Purchaser.

6.8 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS WAIVER AND AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS WAIVER AND AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATION IN THIS SECTION.

6.8 Conflict of Terms. In the event of a conflict between or among the terms, covenants, conditions or provisions of this Amendment, the Amended Transaction Documents, or the other Transaction Documents, the Purchaser may elect to enforce from time to time those provisions that would afford the Purchaser the maximum financial benefits and security for such obligations and liabilities thereunder and/or provide the Purchaser the maximum assurance of payment of such liabilities and obligations in full.

[signature page attached]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first written above.

“Company”

REED’S, INC.

By :	/s/ Valentin Stalowir
Name :	Valentin Stalowir
Title:	Chief Executive Officer

“Purchaser”

Raptor/Harbor Reeds SPV LLC

By:	/s/ Daniel J. Doherty III
Name:
Title:

First Amendment to Securities Purchase Agreement and Transaction Documents

Attachment I

Replacement Exhibit A

[see attached]

First Amendment to Securities Purchase Agreement and Transaction Documents

Exhibit A

Amended and Restated Subordinated Convertible Non-Redeemable Secured Note

[see attached]

First Amendment to Securities Purchase Agreement and Transaction Documents